                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported)      DECEMBER 11, 1996
                                                      -----------------



                                FIRST USA, INC.
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            (Exact name of registrant as specified in its charter)


        DELAWARE                       1-11030                  75-2291060
        --------                       -------                  ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)



1601 ELM STREET, 46TH FLOOR, DALLAS, TEXAS                              75201
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(Address of principal executive offices)                              (Zip Code)



                   214-849-2195
----------------------------------------------------
(Registrant's telephone number, including area code)


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.   Other Events.

          On December 11, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $1.064 billion of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1996-7 and 1996-8.

          Series 1996-7 consists of $483,060,000 Class A Floating Rate Asset Backed Certificates, and $43,650,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately three years. Series 1996-7 also consists of $55,290,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

          Series 1996-8 consists of $400,000,000 Class A Floating Rate Asset Backed Certificates and $36,200,000 Class B Floating Rate Asset Backed Certificates, each with an average life of approximately seven years. Series 1996-8 also consists of $45,800,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

          First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits:

          1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-7, dated as of December 4, 1996, between First USA Bank and Swiss Bank Corporation, London Branch, for itself and as Attorney-in-fact for the other several Managers named therein.

          1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-8, dated as of December 4, 1996 between First USA Bank and J. P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.


          99.1 Series 1996-7 Supplement, dated as of December 11, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

          99.2 Series 1996-8 Supplement, dated as of December 11, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 26, 1996

                                                   First USA, Inc.



                                                   By:  /s/ Philip E. Taken
                                                        -------------------
                                                        Philip E. Taken
                                                        Senior Vice President

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

                                 EXHIBIT INDEX


Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------

   1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-7, dated as of December 4, 1996 between First USA Bank and J. P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.


   1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-8, dated as of December 4, 1996, between First USA Bank and Swiss Bank Corporation, London Branch, for itself and as Attorney-in-fact for the other several Managers named therein.


   99.1 Series 1996-7 Supplement, dated as of December 11, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.


   99.2 Series 1996-8 Supplement, dated as of December 11, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.






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